BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2011
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

3. BUSINESS ACQUISITIONS AND DISPOSALS

        Increase of stake in MGTS—in December 2011, the Group acquired 29% of the ordinary shares of MGTS from Sistema for RUB 10.56 billion ($336.3 million as of December 1, 2011). In addition the Group assumed debt in the amount of RUB 10.41 billion ($331.5 million as of December 1, 2011) due and payable by the end of 2011. MGTS is the Moscow's incumbent fixed line operator initially joined to the Group as a result of Comstar acquisition. Upon completion of the transaction the Group's ownership stake in MGTS increased to 99.01% of ordinary shares and 69.7% of preferred shares, which overall totals 94.1% of MGTS charter capital. The transaction was accounted for directly in equity.

        Acquisitions of controlling interests in regional fixed line operators—In 2010-2011, as part of its program of regional expansion, the Group acquired controlling interests in a number of alternative fixed-line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the purchase method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2011:

	Inteleca Group	Infocentr	Altair	TVT	Total
Month of acquisition	April	April	August	October
Region of operations	Sibir region	Ural region	Central region	Volga region
Ownership interest acquired	100%	100%	100%	100%
Current assets	$853	$2,840	$3,172	$7,623	$14,488
Property, plant and equipment	10,812	2,585	3,739	31,664	48,800
Goodwill	10,662	14,711	12,726	147,591	185,690
Customer base	2,217	4,820	13,025	—	20,062
Other non-current assets	22	17	1,618	1,813	3,470
Current liabilities	(4,491)	(8,547)	(5,542)	(25,510)	(44,090)
Non-current liabilities	(875)	(989)	(3,148)	(638)	(5,650)

Consideration paid	$19,200	$15,437	$25,590	$162,543	$222,770

        The purchase price allocation of TVT was not finalized as of the date of these financial statements as the Group had not completed the valuation of individual assets of the company. The Group's consolidated financial statements reflect the allocation of the purchase price based on a preliminary fair value assessment of the assets acquired and liabilities assumed. The excess of the consideration paid over the value of net assets in the amount of $147.6 million was preliminarily allocated to goodwill and was attributable to the "Russia" segment.

        The purchase price allocation of all other acquired fixed-line operators was finalized as of December 31, 2011. The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 14 years depending on the type of subscribers.

        The recognition of goodwill in the amount of $38.1 million from the acquisitions for which the purchase price allocations are finalized is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2010:

	Tenzor Telecom	Penza Telecom	NMSK	Lanck Telecom	Total
Month of acquisition	February	June	December	December
Region of operations	Central region	Volga region	Sibir region	North-West region
Ownership interest acquired	100%	100%	100%	100%
Current assets	$711	$1,076	$2,575	$1,634	$5,996
Property, plant and equipment	2,191	2,407	10,625	10,618	25,841
Goodwill	6,616	7,394	14,113	11,119	39,242
Customer base	—	15,603	5,512	6,733	27,848
Other non-current assets	—	—	124	337	461
Current liabilities	(3,142)	(4,369)	(8,607)	(10,936)	(27,054)
Non-current liabilities	(130)	(2,779)	(944)	(1,684)	(5,537)

Consideration paid	$6,246	$19,332	$23,398	$17,821	$66,797

        Customer base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 12 years depending on the type of subscribers.

        Recognition of goodwill in the amount of $39.2 million from the acquisitions is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        Acquisition of Sistema Telecom—In December 2010, the Group acquired 100% of Sistema Telecom from Sistema for RUB 11.59 billion ($378.98 million as of December 27, 2010). The entity's key assets consist of property rights in respect of the group of trademarks, including the distinctive "egg" trademarks of MTS, Comstar-UTS and MGTS, certain promissory notes previously issued by the Group in the amount of RUB 2.00 billion ($65.50 million) and a 45% stake in TS-Retail. As a result of the acquisition, the Group expects to reduce its operating expenses previously incurred to rent the trademarks and to further optimize the management structure of its retail business.

        The acquisition was accounted for as a common control transaction at carrying amount. These consolidated financial statements were retroactively recast to reflect the Group as if Sistema Telecom had been owned since the beginning of the earliest period presented. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Acquisition of Metro-Telecom—In August 2010, the Group acquired a 95% stake in Metro-Telecom from Invest-Svyaz, a wholly-owned subsidiary of Sistema, for RUB 339.35 million ($11.01 million as of August 27, 2010). The company operates an optical fiber network in the Moscow metro.

        The acquisition was accounted for as a common control transaction at carrying amount. These consolidated financial statements were retroactively restated to reflect the Group as if Metro-Telecom had been owned since the beginning of the earliest period presented. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Acquisition of Multiregion—In July 2010, the Group acquired a 100% stake in Multiregion for cash consideration of $123.6 million. Multiregion and its subsidiaries is a group of broadband and cable TV providers with a presence in 37 cities of the Russian Federation.

        The acquisition was accounted for using the purchase method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$46,776
Non-current assets	46,732
Customer base	76,376
Goodwill	148,743
Current liabilities	(126,780)
Non-current liabilities	(44,007)
Fair value of noncontrolling interests	(24,244)

Consideration paid	$123,596

        The fair value of noncontrolling interests was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). The fair value was measured as the fair value of Multiregion's net assets using the discounted cash flow technique.

        The excess of the purchase price over the value of net assets acquired was allocated to goodwill which was assigned to the "Russia" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the synergies from reduction of internet-traffic and administrative expenses of the Group and expected increase of market share as a result of future capital expenditures to be made by the Group.

        In 2011 the Group paid consideration of $23.96 million for the acquisition of noncontrolling interests in several subsidiaries of Multiregion. The difference between the consideration paid and the fair value of noncontrolling interests was recorded in additional paid-in capital.

        Increase of stake in SWEET-COM—In June 2010, the Group acquired the remaining 25.1% stake in SWEET-COM from private investors for $8.5 million. As a result of this transaction, the Group's ownership in the subsidiary increased to 100%. The original 74.9% stake was acquired in February 2005. SWEET-COM holds licenses for provision of telematics communications and data transmission services in the Moscow region and the Russian Federation. The transaction was accounted for directly in equity.

        Increase of stake in TS-Retail—In June 2010, the Group increased its direct ownership in TS-Retail from 25% to 40% for a nominal amount of one U.S. Dollar. MTS subsequently increased its effective ownership interest in TS-Retail to 50.95%, which was achieved through a voluntary tender offer to repurchase Comstar-UTS' shares in September 2010. In December 2010, as a result of acquisition of Sistema Telecom, the Group acquired an additional 45% stake in TS-Retail, resulting in the effective ownership interest reaching 96.04%. Following the merger with Comstar-UTS on April 1, 2011 the Group increased its stake in TS-Retail to 100%.

        Upon obtaining control over TS-Retail, the Group accounted for the acquisition as a common control transaction at carrying amount. The transaction was accounted for in a manner similar to the pooling-of-interests method directly in equity.

        Acquisitions of certain retail chains—In 2009, in conjunction with the development of its own retail network, the Group acquired controlling interests in a number of retail chains in Russia. The acquisitions were accounted for using the purchase method of accounting.

        The following table summarizes the purchase price allocation of the retail chains acquired as of the acquisition date:

	Telefon.ru	Eldorado	Teleforum	Total
Month of acquisition	February	March	October
Ownership interest acquired	100%	100%	100%
Current assets	$48,979	$2,467	$2,953	$54,399
Non-current assets	2,315	911	745	3,971
Brand	—	374	—	374
Goodwill	123,333	29,875	9,050	162,258
Current liabilities	(108,701)	(12,248)	(3,614)	(124,563)
Non-current liabilities	(5,926)	(115)	—	(6,041)
Fair value of contingent consideration	—	(3,414)	(6,934)	(10,348)

Consideration paid	$60,000	$17,850	$2,200	$80,050

        The Group's financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed. Goodwill was mainly attributable to the synergies arising from the Group's ability to optimize the dealers' compensation structure and to maintain its subscriber market share in Russia. Goodwill is not deductible for income tax purposes and was assigned to the "Russia" segment. Brand components are amortized over periods of 6 months.

        The terms of the individual purchase agreements included the obligation to pay additional consideration as follows:

  •
  Up to $25 million during the period from 12 to 18 months for Telefon.ru;

  •
  Up to $5 million in 12 months for Eldorado; and

  •
  Up to $8.8 million in 12 months for Teleforum.

        The additional consideration could be reduced by the amount of tax liability related to the activities prior to the acquisition dates. The Group could also deduct amounts of any potential losses arising from the loss of control on any of Teleforum's outlets from the amount of contingent consideration. The purchase price allocation as of the acquisition date reflected management's estimate of the fair value of the contingent consideration at the acquisition date.

        In 2010 the Group paid additional consideration in connection with the acquisition of retail chains in full amounts. The difference between the fair value of contingent consideration and the actual amount paid totaling $41.8 million resulted from events which occurred after the acquisition date and was accounted for as other operating expenses in the consolidated statement of operations.

        Acquisition of Evrotel—In December 2009, the Group acquired a 100% stake in Evrotel, a Russian federal back bone network operator, from a third party. The consideration paid comprised $90 million. Under the terms of agreement the Group shall pay contingent consideration of up to $20 million should Evrotel complete the construction of certain fiber-optic lines and the Group retain control over the technical support agreements in relation to the optic cable lines. At the acquisition date the estimated fair value of this contingent consideration was $20 million.

        The acquisition was accounted for using the purchase method of accounting. The purchase price allocation for the acquisition was as follows:

Current assets	$14,300
Non-current assets	67,960
Customer base	4,726
Goodwill	98,542
Liabilities	(75,528)
Fair value of contingent consideration	(20,000)

Consideration paid	$90,000

        In 2011 the Group paid a part of the contingent consideration in connection with the acquisition of Evrotel in the amount of $16.1 million. The remaining part of the contingent consideration in the amount of $3.9 million was remeasured to its fair value of $2.4 million as at December 31, 2011. The changes in fair value totaling $1.5 million resulted from events which occurred after the acquisition date and have consequently been accounted for as other operating expenses in the consolidated statement of operations.

        Goodwill is mainly attributable to the synergies from reduction of interconnect and internet-traffic expenses of the Group. Goodwill is not deductible for income tax purposes and was assigned to the "Russia" segment.

        Acquisition of Comstar-UTS—In October 2009, the Group acquired a 50.91% stake in Comstar-UTS, a provider of fixed line communication services in Russia, Ukraine and Armenia, from Sistema. Consideration paid amounted to RUB 39.15 billion ($1.32 billion as of October 12, 2009) or RUB 184.02 ($6.21) per global depositary receipt ("GDR").

        This acquisition has been accounted for as a common control transaction at carrying amount. The excess of consideration over the carrying value of net assets received has been recorded as a decrease in additional paid-in capital of the Group in the amount of $1.07 billion and as a decrease in retained earnings in the amount of $242.7 million.

        Further, in December 2009, in a series of transactions, the Group acquired a 14.2% stake in MGTS in exchange for 31,816,462 ordinary MTS OJSC shares (equal to RUB 7.17 billion based on the MICEX price on December 17, 2009, or RUB 225.4 per share, per the terms of the agreement with MGTS shareholder), representing 1.6% shares outstanding, previously held in treasury and $7.3 million in cash. The MGTS stake, represented by 2,462,687 ordinary shares and 11,135,428 preferred shares, were held by a wholly owned subsidiary of Comstar-UTS. Simultaneously, MTS received 46,232,000 shares, representing 11.06% of total shares outstanding, of Comstar-UTS from MGTS Finance S.A., a wholly owned subsidiary of MGTS. In addition, MTS paid Comstar-UTS a cash consideration of $8.3 million. The transaction was accounted for directly in equity.

        In September 2010, through a voluntary tender offer the Group acquired 37,614,087 ordinary shares of Comstar-UTS which represents approximately 9.0% of its issued share capital for a total consideration of RUB 8.28 billion (approximately $271.89 million as of October 6, 2010). This brought the Group's total ownership stake in Comstar-UTS to 70.97% (or 73.33% excluding treasury shares). The transaction was accounted for directly in equity.

        Furthermore, on December 23, 2010 an extraordinary general meeting of the Company's shareholders approved the merger of Comstar-UTS and a number of MTS' subsidiaries into MTS OJSC. The Group redeemed Comstar-UTS shares held and put by non-controlling interest shareholders within the limit set forth by the Russian law at a specified price. The amount redeemed to Comstar shareholders in the first quarter 2011 totaled to $168.8 million. The remaining 98,853,996 of Comstar-UTS shares held by non-controlling interest shareholders were converted into existing MTS treasury shares as well as newly issued MTS shares at an exchange ratio of 0.825 MTS ordinary shares for each Comstar-UTS ordinary share. As a result, the charter capital of MTS OJSC increased by 73,087,424 ordinary shares to a total of 2,066,413,562 ordinary shares. The merger was completed on April 1, 2011. The transactions were accounted for directly in equity.

        Acquisition of Kolorit Dizayn—In September 2009, the Group acquired a 100% stake in Kolorit Dizayn, a company providing outdoor advertising services in the territory of Uzbekistan, for $39.7 million in cash.

        The acquisition was accounted for using the purchase method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$993
Non-current assets	11,788
Brand	2,097
Goodwill	27,109
Current liabilities	(2,098)
Non-current liabilities	(235)

Consideration paid	$39,654

        Goodwill is mainly attributable to synergies from advertising cost optimization. Goodwill is not deductible for income tax purposes and was assigned to the "Uzbekistan" segment.

        Acquisition of Dagtelecom—In January 2009, Glaxen, the minority shareholder of Dagtelecom, exercised its put option over its 25.5% stake in the company. Consideration payable by the Group on the put option agreement comprised $51.3 million. Payment made by the Group was reduced by $12.5 million to offset the loan receivable from Glaxen at the date of acquisition. The transaction was accounted for directly in equity.

        Pro forma results of operations (unaudited)—The following unaudited pro forma financial data for the years ended December 31, 2011 and 2010, gives effect to the 2011 acquisitions of Inteleca Group, Infocentr, Altair and TVT as though these business combinations had been completed at the beginning of 2010.

	2011	2010
Pro forma:
Net revenues	$12,366,057	$11,359,640
Net operating income	2,821,182	2,751,082
Net income	1,462,649	1,405,790
Earnings per share, basic and diluted, U.S. Dollars	$0.74	$0.73

        The pro forma information is based on various assumptions and estimates. The pro forma information is not necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2010, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included in the consolidated financial statements of the Group only from the respective dates of acquisition.

        The following amounts of revenue and earnings of companies acquired from third parties in 2011 since the acquisition date are included in the consolidated statement of operations for the year ended December 31, 2011:

2011 (unaudited)
Net revenues	$22,539
Net operating loss	4,883
Net loss	3,353